                                                                   EXHIBIT 10.10

                  THIRD AMENDMENT TO COMMERCIAL PROMISSORY NOTE

         THIS THIRD AMENDMENT TO RENEWAL COMMERCIAL PROMISSORY NOTE (herein "Second Amendment") is made and entered into as of this 9th day of October, 2000, by and between INTELLIGENT SYSTEMS CORPORATION, A Georgia corporation (herein "Borrower"), and FIDELITY NATIONAL BANK, a national bank (herein "Lender").

                                   WITNESSETH:

         WHEREAS, on July 2, 1999, Lender extended $1,000,000.00 line of credit loan (herein the "Loan") in favor of Borrower as evidenced by that certain Commercial Promissory Note in the face principal amount of $1,000,000.00 executed by Borrower in favor of Lender dated July 2, 1999 (herein the "Note");

         WHEREAS, Borrower previously requested and Lender agreed to extend an additional $600,000.00 under the terms of the Loan, and, in evidence thereof, Borrower and Lender entered into that certain First Amendment to Commercial Promissory Note dated October 13, 1999, increasing the face amount of the Note from $1,000,000 to $1,600,000 (all references to the terms "Loan" and "Note" shall be as amended by the aforesaid First Amendment to Commercial Promissory
Note);

         WHEREAS, in accordance with the terms of the Note, Borrower paid to Lender $1,000,000 in principal in order to reduce the principal balance of the Loan and the Note from $1,600,000 to $600,000;

         WHEREAS, Borrower previously requested and Lender agreed to increase the amount available under the terms of the Loan and the Note from $600,000 to $1,000,000 and, in evidence thereof, Borrower and Lender entered into that certain Second Amendment to Commercial Promissory Note dated March 7, 2000, increasing the face amount of the Note from $600,000 to $1,000,000 (all references to the term "Loan" and "Note" shall be as amended by the aforesaid by the Second Amendment to Commercial Promissory Note);

         WHEREAS, Borrower has requested and Lender has agreed to increase the amount available under the terms of the Loan and the Note from $1,000,000 to $2,000,000, and the parties mutually desire to modify the terms and provisions of the Note as hereinafter provided.

         NOW THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency which are hereby acknowledged, the parties hereby agree as follows:

         1. Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.

         2. Capitalized Terms. All capitalized terms contained in this Second Amendment shall have the same meaning afforded to them in the Note.

         3. Specific Modifications of the Note.

                  a. The face principal amount of the Note is hereby amended to $2,000,000.00 and all references to the amount "$1,000,000.00" in the Note shall hereinafter refer to "$2,000,000.00".

                  b. The maturity date of the Note shall continue to be May 1, 2001.

                  c. The amount of "$1,000,000" referred to in paragraph 4 of the Rider to the Note (as added by the aforesaid First Amendment to Commercial Promissory Note and amended by the aforesaid Second Amendment to Commercial Promissory Note) shall hereinafter refer to "$2,000,000".

         4. No Impairment. Borrower agrees that the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise effect the obligations of Borrower to Lender as evidenced by the Note, except as modified hereby.

         5. No Defenses. Borrower acknowledges that it has no offsets, claims, counterclaims or defenses against Lender or under any of their obligations contained in the Note, and to the extent any such offsets, claims, counterclaims, or defenses exist, the same are hereby waived by the Borrower.

         6. Ratification. Except as amended hereby, each and every term and provision of the Note are hereby ratified and affirmed by Borrower and shall remain in full force and effect.

         7. Effect of Amendment. In signing this Third Amendment, the parties hereto expressly certify and covenant that they have carefully read all provisions contained herein, have had an opportunity to consult with legal counsel of their choosing and to consider the ramifications and terms of this Third Amendment, and they have voluntarily signed this Third Amendment with the understanding that it will be final and binding as to their interests and they have had a sufficient opportunity to review the Third Amendment and consult with counsel of their choice prior to making such decision to execute this Third Amendment. The parties hereby represent and warrant that this Third Amendment is executed without reliance on any statement or representation of the other, except as expressly set forth in the within and foregoing Third Amendment, and this Third Amendment constitutes the entire Third Amendment between the parties hereto and that no promise or inducement or consideration, other than that expressed in the within and foregoing Third Amendment, has been offered or accepted and all such prior inducements or considerations are deemed merged herein.

         8. No Novation. It is the intention of the parties hereto that the execution and delivery of this Third Amendment shall in no way constitute a novation or extinguishments of the debt evidenced by the Note.

         IN WITNESS WHEREOF, Borrower and Lender have set their hands and seals to this Modification as of the day and year first above-written.

                                      BORROWER:

                                      INTELLIGENT SYSTEMS CORPORATION, a
                                      Georgia corporation


                                      By:      /s/ J. Leland Strange
                                               ---------------------------------

                                      Title:   President


                                      Attest:  /s/ Bonnie L. Herron
                                               ---------------------------------

                                      Title:   VP & CFO
                                               [CORPORATE SEAL]

                                      LENDER:

                                      FIDELITY NATIONAL BANK, a national bank

                                      By:      /s/ George Hodges
                                               ---------------------------------

                                      Title:   Sr. Vice President
                                               [BANK SEAL]